MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST           Two World Trade Center

LETTER TO SHAREHOLDERS May 31, 1999                     New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the semiannual letter to shareholders of Morgan Stanley Dean Witter Mid-Cap Equity Trust, formerly TCW/DW Mid-Cap Equity Trust, for the six-month period ended May 31, 1999.

Following the close of this period, shareholders of TCW/DW Mid-Cap Equity Trust, at a special meeting held on June 8, 1999, approved several proposals related to an overall consolidation of the TCW/DW Family of Funds and the Morgan Stanley Dean Witter Family of Funds. Accordingly, on June 28, 1999, TCW/DW Mid-Cap Equity Trust became part of the Morgan Stanley Dean Witter Family of Funds and was renamed Morgan Stanley Dean Witter Mid-Cap Equity Trust.

Among the proposals approved by shareholders were a new investment management agreement between the Fund and Morgan Stanley Dean Witter Advisors Inc. (MSDW Advisors) and a new sub-advisory agreement between MSDW Advisors and TCW Funds Management, Inc. (TCW). (Detailed information on the investment management and sub-advisory agreements follows the close of this letter.)

MARKET OVERVIEW

The six-month period ended May 31, 1999, can be delineated by a single number that changed the investment outlook dramatically. In contrast to the first four months of the period, which saw U.S. equity markets pushing to new heights, April and May saw the return of investor uncertainty and weak stock performance. The defining moment of this period was the release of the April producer price index, which showed an increase of 0.7 percent. The specter of renewed inflation and higher interest rates put a damper on the equity market, which has moved sideways or down since the announcement. Long-term interest rates have moved above 6 percent for the first time in two years, and the debate has changed from whether or not the Federal Reserve Board will raise short-term rates to how high the increase will be. Until that question is

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST resolved and investors receive more data about the direction of pricing levels, this issue is likely to dominate market sentiment.

PERFORMANCE AND PORTFOLIO STRATEGY

For the six-month period ended May 31, 1999, the Fund's Class B shares produced a total return of 59.25 percent, compared to 13.7 percent for the S&P Midcap 400 Index and 16.6 percent for the Lipper Mid-Cap Fund Index. During the same period, the Fund's Class A, C and D shares returned 59.55 percent, 58.96 percent and 59.71 percent, respectively. The performance of the Fund's share classes varies because of differing expenses.

According to TCW, the primary driver of these results was the Fund's investment strategy of identifying and owning high-growth companies that TCW believes will exceed Wall Street's expectations. In addition, the Fund favors companies that have shown, on a secular basis, the ability to grow, regardless of the macroeconomic environment. TCW believes that the recent rise in interest rates should have a minimal impact on the long-term growth potential of the Fund's portfolio securities.

During the period under review, the Fund's portfolio sector weightings have shifted gradually, mostly because of the capital appreciation of some of its major holdings. The business services and consumer sectors now represent the two largest sector weightings, at 37 percent and 24 percent of net assets, respectively. Internet and internet-related companies continue to be key components of the Fund, representing 22% percent of the portfolio. TCW believes that the Fund holds some of the premier names in this sector, many of which have held up extremely well on a relative basis, despite the sector's recent correction. The Fund's two largest internet holdings are E*Trade and Amazon.com. While a shakeout in the internet sector was clearly in the cards, because of the declining quality of new companies going public, TCW believes that fundamentals remain quite strong for all of the Fund's major holdings. Other sectors represented in the portfolio are technology (19 percent), finance (10 percent) and health care (4 percent).

In keeping with the themes described above, the Fund has changed several of the individual names in the portfolio. Among the Fund's stock purchases were Echostar, a provider of direct broadcast satellite services, which is experiencing rapid subscriber growth, and Univision, the leading Hispanic media company. The Fund also added to its internet service and infrastructure exposure by purchasing Portal Software, an e-commerce billing company, and Scient, an outsourcing firm that helps companies become web-enabled.

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

On the sell side the Fund has stuck by its strict discipline, removing companies from the portfolio that have failed to meet the sub-advisor's minimum expectations. Among this group were Documentum and Restoration Hardware. Both positions were quite small on a relative basis and did not hurt the portfolio performance significantly. The Fund also benefited from several takeovers, including Fore Systems, which is being bought by General Electric PLC of the United Kingdom, and TCA Cable's merger with Cox Communications.

LOOKING AHEAD

In the months ahead, investor concern about rising interest rates is likely to cause some market instability. According to TCW, the key to success lies in focusing on the fundamentals of individual companies, not on macroeconomic factors beyond our control. The companies represented in the Fund's portfolio continue to benefit from both a strong economy and the continued shift of business processes to new technology platforms and more efficient distribution channels. While the recent technology revolution has helped companies cut costs and become more productive, the internet is allowing these same companies to establish much closer relationships with their customers. TCW believes leading companies that understand how to benefit from the increased efficiency the internet affords them will see a whole new phase in their growth, one that is primarily top-line driven. TCW believes that this will happen regardless of what direction interest rates take over the near term. Going forward, TCW will continue to seek to identify those companies that are enabling this transformation, as well as those businesses with the vision to benefit from it.

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is also the President and Chief Operating Officer of Asset Management of Morgan Stanley Dean Witter & Co. and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc. He also serves as Chairman, Chief Executive Officer and Director of the Fund's distributor and transfer agent.

We appreciate your continued support of Morgan Stanley Dean Witter Mid-Cap Equity Trust and look forward to continuing to serve your investment objectives.

Very truly yours,
/S/ CHARLES A. FIUMEFREDDO                         /S/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                                 MITCHELL M. MERIN
Chairman of the Board                                    President

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

RESULTS OF SPECIAL MEETING

                             *         *         *

NEW INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Under the new investment management agreement mentioned above, MSDW Advisors serves as the investment manager for the Fund. The advisory fee rates that MSDW Advisors charges the Fund are 0.75 percent of the Fund's net assets not exceeding $500 million and 0.725 percent of assets exceeding $500 million. The combined fee rate in effect under the Fund's previous management and advisory agreements was 1.00 percent of the Fund's net assets. Therefore, the fee rate under the new investment management agreement is 0.25 percent lower with respect to the portion of daily net assets not exceeding $500 million and is 0.275 percent lower with respect to the portion of daily net assets exceeding $500 million. In return for the services that TCW will render under the new sub-advisory agreement, MSDW Advisors will pay TCW monthly compensation equal to 40 percent of the compensation it receives under the new investment management agreement.

ELECTION OF TRUSTEES

At the same special meeting, shareholders also elected the following eight nominees to the Fund's Board of Trustees: Michael Bozic, Charles A. Fiumefreddo, Edwin Jacob (Jake) Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder. Each of these individuals currently holds directorships or trusteeships with 86 other investment companies for which MSDW Advisors serves as investment manager or investment advisor.

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

PORTFOLIO OF INVESTMENTS May 31, 1999 (unaudited)

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            COMMON STOCKS (95.3%)
            Advertising (2.1%)
 245,412    Outdoor Systems, Inc.*.......  $  7,347,022
                                           ------------
            Biotechnology (1.1%)
  33,300    Biogen, Inc.*................     3,629,700
                                           ------------
            Books/Magazines (0.6%)
  74,600    Playboy Enterprises, Inc.
             (Class B)*..................     2,172,725
                                           ------------
            Broadcasting (4.9%)
 153,500    Clear Channel Communications,
             Inc.*.......................    10,140,594
 115,400    Univision Communications,
             Inc. (Class A)*.............     6,844,662
                                           ------------
                                             16,985,256
                                           ------------
            Cable Television (6.7%)
 147,000    Cablevision Systems Corp.
             (Class A)*..................    11,594,625
  40,700    EchoStar Communications Corp.
             (Class A)*..................     4,634,712
 125,800    TCA Cable TV, Inc............     7,123,425
                                           ------------
                                             23,352,762
                                           ------------
            Casino/Gambling (1.3%)
 224,900    Mirage Resorts, Inc.*........     4,610,450
                                           ------------

            Catalog/Specialty Distribution (5.6%)
 163,200    Amazon.com, Inc.*............    19,369,800
                                           ------------

            Clothing/Shoe/Accessory Stores (0.9%)
 101,400    Talbot's, Inc. (The).........     3,219,450
                                           ------------
            Computer Software (6.2%)
  92,000    New Era of Networks, Inc.*...     4,094,000
  86,000    Rational Software Corp.*.....     2,902,500
 322,700    Siebel Systems, Inc.*........    14,682,850
                                           ------------
                                             21,679,350
                                           ------------
            Contract Drilling (1.7%)
 314,100    Precision Drilling Corp.
             (Class A) (Canada)*.........     5,712,694
                                           ------------

            Diversified Commercial Services (3.0%)
 104,025    Paychex, Inc.................     3,081,741
 129,400    Robert Half International,
             Inc.*.......................     3,647,462
 266,500    Romac International, Inc.*...     3,830,937
                                           ------------
                                             10,560,140
                                           ------------

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            E.D.P. Services (2.2%)
 102,700    National TechTeam, Inc.*.....  $    539,175
  14,700    Scient Corp.*................       738,675
 223,600    Whittman-Hart, Inc.*.........     6,260,800
                                           ------------
                                              7,538,650
                                           ------------
            Generic Drugs (1.3%)
  43,100    Andrx Corp.*.................     4,323,469
                                           ------------

            Hospital/Nursing Management (0.4%)
 101,087    Health Management Associates,
             Inc. (Class A)*.............     1,314,131
                                           ------------

            Internet Services (22.3%)
 101,400    At Home Corp. (Series A)*....    12,846,112
 103,000    Broadcast.com Inc.*..........    11,297,812
 106,200    eBay Inc.*...................    18,797,400
   3,100    GeoCities*...................       309,806
   2,600    iVillage Inc.*...............       124,475
  97,800    Portal Software, Inc.*.......     4,804,425
  83,600    VeriSign, Inc.*..............     9,896,150
  47,000    Vignette Corp.*..............     2,743,625
 113,100    Yahoo! Inc.*.................    16,724,662
                                           ------------
                                             77,544,467
                                           ------------

            Investment Bankers/Brokers/Services (7.0%)
 546,200    E*TRADE Group, Inc.*.........    24,271,762
                                           ------------

            Investment Managers (1.3%)
 112,700    Price (T. Rowe) Associates,
             Inc.........................     4,353,038
                                           ------------

            Life Insurance (1.6%)
  75,600    Hartford Life, Inc. (Class
             A)..........................     3,591,000
  72,800    The MONY Group Inc...........     2,011,100
                                           ------------
                                              5,602,100
                                           ------------
            Medical Specialties (0.7%)
 198,400    Safeskin Corp.*..............     2,467,600
                                           ------------

            Movies/Entertainment (1.3%)
 132,800    Westwood One, Inc.*..........     4,614,800
                                           ------------

            Other Consumer Services (1.6%)
  48,200    Priceline.com Inc.*..........     5,395,388
   4,100    Ticketmaster
             Online-CitySearch, Inc.
             (Series B)*.................       115,569
                                           ------------
                                              5,510,957
                                           ------------
            Other Pharmaceuticals (0.7%)
  39,400    Sepracor, Inc.*..............     2,511,750
                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

PORTFOLIO OF INVESTMENTS May 31, 1999 (unaudited) continued


NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            Real Estate (0.3%)
  46,500    CB Richard Ellis Services,
             Inc.*.......................  $    900,938
                                           ------------

            Retail - Specialty (6.4%)
 187,500    Bed Bath & Beyond, Inc.*.....     6,398,438
 264,400    Best Buy Co., Inc.*..........    12,030,200
 413,200    PETsMART, Inc.*..............     3,692,975
                                           ------------
                                             22,121,613
                                           ------------
            Semiconductors (6.4%)
 169,800    Altera Corp.*................     5,900,550
 142,800    Maxim Integrated Products,
             Inc.*.......................     7,604,100
 200,000    Xilinx, Inc.*................     8,875,000
                                           ------------
                                             22,379,650
                                           ------------
            Telecommunications (6.4%)
 215,600    Global Crossing Ltd.
             (Bermuda)*..................    10,241,000
  64,100    McLeodUSA, Inc. (Class A)*...     3,421,338
 153,800    MetroNet Communications Corp.
             (Class B) (Canada)*.........     8,708,925
                                           ------------
                                             22,371,263
                                           ------------

            Telecommunications Equipment (1.3%)
 200,500    American Tower Corp. (Class
             A)*.........................     4,511,250
                                           ------------

            TOTAL COMMON STOCKS
            (Identified Cost
            $140,715,022)................   330,976,787
                                           ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                     VALUE
-------------------------------------------------------
            SHORT-TERM INVESTMENT (4.3%)
            REPURCHASE AGREEMENT
$ 15,022    The Bank of New York 4.50%
             due 06/01/99 (dated
             05/28/99; proceeds
             $15,029,886) (a)
             (Identified Cost
             $15,022,375)................  $ 15,022,375
                                           ------------


TOTAL INVESTMENTS
(Identified Cost $155,737,397)
(b)..............................   99.6%      345,999,162

OTHER ASSETS IN
EXCESS OF LIABILITIES............     0.4        1,333,923
                                   ------     ------------

NET ASSETS.......................   100.0%    $347,333,085
                                   ======     ============


---------------------
 *  Non-income producing security.
(a) Collateralized by $7,779,165 U.S. Treasury Bond 8.75% due 05/15/17 valued at $9,977,730 and $5,330,645 U.S. Treasury Bill 3.875% due 04/15/29 valued at $5,346,595.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $196,131,450 and the aggregate gross unrealized depreciation is $5,869,685, resulting in net unrealized appreciation of $190,261,765.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $155,737,397).............................  $345,999,162
Receivable for:
    Shares of beneficial interest sold......................     1,572,545
    Investments sold........................................       770,494
    Interest................................................         7,511
    Dividends...............................................         6,804
Deferred organizational expenses............................        57,645
Prepaid expenses............................................        96,613
                                                              ------------
    TOTAL ASSETS............................................   348,510,774
                                                              ------------
LIABILITIES:
Payable for:
    Investments purchased...................................       498,808
    Management fee..........................................       182,251
    Plan of distribution fee................................       176,657
    Shares of beneficial interest repurchased...............       165,136
    Investment advisory fee.................................       121,501
Accrued expenses............................................        33,336
                                                              ------------
    TOTAL LIABILITIES.......................................     1,177,689
                                                              ------------
    NET ASSETS..............................................  $347,333,085
                                                              ============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $141,233,397
Net unrealized appreciation.................................   190,261,765
Accumulated net investment loss.............................    (2,510,534)
Accumulated undistributed net realized gain.................    18,348,457
                                                              ------------
    NET ASSETS..............................................  $347,333,085
                                                              ============
CLASS A SHARES:
Net Assets..................................................    $4,060,823
Shares Outstanding (unlimited authorized, $.01 par value)...       163,143
    NET ASSET VALUE PER SHARE...............................        $24.89
                                                              ============
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value)........        $26.27
                                                              ============
CLASS B SHARES:
Net Assets..................................................  $336,569,815
Shares Outstanding (unlimited authorized, $.01 par value)...    13,671,829
    NET ASSET VALUE PER SHARE...............................        $24.62
                                                              ============
CLASS C SHARES:
Net Assets..................................................    $6,674,793
Shares Outstanding (unlimited authorized, $.01 par value)...       271,861
    NET ASSET VALUE PER SHARE...............................        $24.55
                                                              ============
CLASS D SHARES:
Net Assets..................................................       $27,654
Shares Outstanding (unlimited authorized, $.01 par value)...         1,106
    NET ASSET VALUE PER SHARE...............................        $25.00
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

STATEMENT OF OPERATIONS
For the year six months ended May 31, 1999 (unaudited)
NET INVESTMENT LOSS:
INCOME
Interest....................................................  $   104,361
Dividends...................................................       89,572
                                                              -----------

    TOTAL INCOME............................................      193,933
                                                              -----------

EXPENSES
Management fee..............................................      892,132
Plan of distribution fee (Class A shares)...................        2,809
Plan of distribution fee (Class B shares)...................      887,673
Plan of distribution fee (Class C shares)...................       14,534
Investment advisory fee.....................................      594,755
Transfer agent fees and expenses............................      134,875
Trustees' fees and expenses.................................       43,447
Professional fees...........................................       36,099
Registration fees...........................................       27,016
Shareholder reports and notices.............................       26,741
Organizational expenses.....................................       16,469
Custodian fees..............................................       11,429
Other.......................................................       16,488
                                                              -----------

    TOTAL EXPENSES..........................................    2,704,467
                                                              -----------

    NET INVESTMENT LOSS.....................................   (2,510,534)
                                                              -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................   21,650,904
Net change in unrealized appreciation.......................  103,616,183
                                                              -----------

    NET GAIN................................................  125,267,087
                                                              -----------

NET INCREASE................................................ $122,756,553
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                      FOR THE SIX      FOR THE YEAR
                                                      MONTHS ENDED         ENDED
                                                      MAY 31, 1999   NOVEMBER 30, 1998
--------------------------------------------------------------------------------------
                                                      (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss.................................  $ (2,510,534)    $ (3,698,987)
Net realized gain...................................    21,650,904       31,236,102
Net change in unrealized appreciation...............   103,616,183       37,809,903
                                                      ------------     ------------

    NET INCREASE....................................   122,756,553       65,347,018

Net increase (decrease) from transactions in shares
 of beneficial interest.............................    10,699,727      (26,033,572)
                                                      ------------     ------------

    NET INCREASE....................................   133,456,280       39,313,446
NET ASSETS:
Beginning of period.................................   213,876,805      174,563,359
                                                      ------------     ------------

    END OF PERIOD
    (Including accumulated net investment losses of
    $2,510,534 and $0, respectively)................  $347,333,085     $213,876,805
                                                      ============     ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS May 31, 1999 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Mid-Cap Equity Trust (the "Fund"), formerly TCW/DW Mid-Cap Equity Trust (the Fund changed its name effective June 28, 1999), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities, including common stocks and securities convertible into common stock, issued by medium-sized companies. The Fund was organized as a Massachusetts business trust on October 17, 1995 and commenced operations on February 27, 1996. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS May 31, 1999 (unaudited) continued

comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES -- Morgan Stanley Dean Witter Advisors Inc., an affiliate of Morgan Stanley Dean Witter Services Co. Inc. (the "Manager"), paid the organizational expenses of the Fund in the

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS May 31, 1999 (unaudited) continued

amount of approximately $165,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS May 31, 1999 (unaudited) continued

daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $10,642,870 at May 31, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS May 31, 1999 (unaudited) continued

months ended May 31, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.23% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended May 31, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $235,958 and $2,608, respectively and received $50,822 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended May 31, 1999 aggregated $48,470,314 and $53,246,873, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager and Distributor, is the Fund's transfer agent.

6. FEDERAL INCOME TAX STATUS

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $3,106,000 during fiscal 1998.

As of November 30, 1998, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales.

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS May 31, 1999 (unaudited) continued

7. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                     FOR THE SIX                    FOR THE YEAR
                                                                    MONTHS ENDED                        ENDED
                                                                    MAY 31, 1999                  NOVEMBER 30, 1998
                                                              -------------------------       -------------------------
                                                                     (unaudited)
                                                                SHARES        AMOUNT            SHARES        AMOUNT
                                                              ----------   ------------       ----------   ------------
CLASS A SHARES*
Sold........................................................     134,083   $  3,248,144           70,760   $    975,219
Repurchased.................................................     (41,921)      (934,881)          (5,127)       (68,294)
                                                              ----------   ------------       ----------   ------------
Net increase - Class A......................................      92,162      2,313,263           65,633        906,925
                                                              ----------   ------------       ----------   ------------
CLASS B SHARES
Sold........................................................   2,760,719     62,854,764        2,515,413     32,751,132
Repurchased.................................................  (2,806,681)   (59,918,063)      (4,871,632)   (60,224,693)
                                                              ----------   ------------       ----------   ------------
Net increase (decrease) - Class B...........................     (45,962)     2,936,701       (2,356,219)   (27,473,561)
                                                              ----------   ------------       ----------   ------------
CLASS C SHARES
Sold........................................................     252,752      6,062,573           41,665        574,086
Repurchased.................................................     (27,009)      (613,888)          (3,216)       (41,022)
                                                              ----------   ------------       ----------   ------------
Net increase - Class C......................................     225,743      5,448,685           38,449        533,064
                                                              ----------   ------------       ----------   ------------
CLASS D SHARES
Sold........................................................       1,631         39,342               --             --
Repurchased.................................................      (1,448)       (38,264)              --             --
                                                              ----------   ------------       ----------   ------------
Net increase - Class D......................................         183          1,078               --             --
                                                              ----------   ------------       ----------   ------------
Net increase (decrease) in Fund.............................     272,126   $ 10,699,727       (2,252,137)  $(26,033,572)
                                                              ==========   ============       ==========   ============

8. REORGANIZATION

On June 8, 1999, the Fund's shareholders approved that the Fund engage Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors") to serve as the Fund's new Investment Manager and that the current Adviser be retained as the Fund's Sub-Advisor. MSDW Advisors would be responsible for all of the services that are presently provided in accordance with the current Management Agreement between the Fund and the Manager and the current Investment Advisory Agreement between the Fund and the Advisor. The fee paid to MSDW Advisors will be calculated by applying the following annual rates to the net assets of the Fund as of the close of each business day: 0.75% to the portion of nets assets not exceeding $500 million and 0.725% to the portion of the daily net assets exceeding $500 million. The aforementioned changes were effective on June 28, 1999. Upon effectiveness of the changes, the Fund

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS May 31, 1999 (unaudited) continued

changed its name from TCW/DW Mid-Cap Equity Trust to Morgan Stanley Dean Witter Mid-Cap Equity Trust.

9. ACQUISITION OF MORGAN STANLEY DEAN WITTER MID-CAP GROWTH FUND

On June 28, 1999, the Fund acquired all the net assets of the Morgan Stanley Dean Witter Mid-Cap Growth Fund ("Mid-Cap Growth") based on the respective valuations as of the close of business on June 25, 1999, pursuant to a plan of reorganization approved by the shareholders of Mid-Cap Growth on June 8, 1999. The acquisition was accomplished by a tax-free exchange of 137,952 Class A shares of the Fund at a net asset value of $25.02 per share for 224,015 class A shares of Mid-Cap Growth; 20,363,981 Class B shares of the Fund at a net asset value of $24.73 per share for 33,293,288 Class B shares of Mid-Cap Growth; 264,929 Class C shares of the Fund at a net asset value of $24.66 per share for 434,262 Class C shares of Mid-Cap Growth; and 11,712 Class D shares of the Fund at a net asset value of $25.14 per share for 19,083 Class D shares of Mid-Cap Growth. The net assets of the Fund and Mid-Cap Growth immediately before the acquisition were $355,933,256 and $514,256,215, respectively, including unrealized appreciation of $102,903,526 for Mid-Cap Growth. Immediately after the acquisition, the combined net assets of the Fund amounted to $766,795,147.

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:

                                                                                                                 FOR THE PERIOD
                                           FOR THE SIX           FOR THE YEAR              FOR THE YEAR        FEBRUARY 27, 1996*
                                           MONTHS ENDED              ENDED                     ENDED                THROUGH
                                          MAY 31, 1999++      NOVEMBER 30, 1998++      NOVEMBER 30, 1997**++   NOVEMBER 30, 1996
---------------------------------------------------------------------------------------------------------------------------------
                                           (unaudited)
CLASS B SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period....       $15.46                $10.85                    $10.92                 $10.00
                                               ------                ------                    ------                 ------

Income (loss) from investment
 operations:
 Net investment loss....................        (0.18)                (0.26)                    (0.22)                 (0.13)
 Net realized and unrealized gain.......         9.34                  4.87                      0.15                   1.05
                                               ------                ------                    ------                 ------

Total income (loss) from investment
 operations.............................         9.16                  4.61                     (0.07)                  0.92
                                               ------                ------                    ------                 ------

Net asset value, end of period..........       $24.62                $15.46                    $10.85                 $10.92
                                               ======                ======                    ======                 ======

TOTAL RETURN+...........................        59.25%(1)             42.49%                    (0.64)%                 9.20%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses................................         1.82%(2)(3)           2.20%(3)                  2.29%                  2.28%(2)

Net investment loss.....................        (1.69)%(2)(3)         (2.05)%(3)                (2.16)%                (1.79)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................     $336,570              $212,043                  $174,412               $205,274

Portfolio turnover rate.................           17%(1)                52%                       49%                    25%(1)

---------------------
 *  Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
 + The per share amounts were computed using an average number of shares outstanding during the period.
++ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

                                                                                                         FOR THE PERIOD
                                                                    FOR THE SIX       FOR THE YEAR       JULY 28, 1997*
                                                                    MONTHS ENDED          ENDED              THROUGH
                                                                    MAY 31, 1999    NOVEMBER 30, 1998   NOVEMBER 30, 1997
-------------------------------------------------------------------------------------------------------------------------
                                                                    (unaudited)
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................           $15.60             $10.88              $10.85
                                                                       ------             ------              ------
Income (loss) from investment operations:
 Net investment loss........................................            (0.15)             (0.18)              (0.06)
 Net realized and unrealized gain...........................             9.44               4.90                0.09
                                                                       ------             ------              ------
Total income from investment operations.....................             9.29               4.72                0.03
                                                                       ------             ------              ------
Net asset value, end of period..............................           $24.89             $15.60              $10.88
                                                                       ======             ======              ======
TOTAL RETURN+...............................................            59.55%(1)          43.38%               0.28%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................             1.44%(2)(3)        1.55%(3)            1.55%(2)
Net investment loss.........................................            (1.31)%(2)(3)      (1.40)%(3)          (1.46)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................           $4,061             $1,107                 $58
Portfolio turnover rate.....................................               17%(1)             52%                 49%
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................           $15.45             $10.85              $10.85
                                                                       ------             ------              ------
Income (loss) from investment operations:
 Net investment loss........................................            (0.24)             (0.28)              (0.08)
 Net realized and unrealized gain...........................             9.34               4.88                0.08
                                                                       ------             ------              ------
Total income from investment operations.....................             9.10               4.60                  --
                                                                       ------             ------              ------
Net asset value, end of period..............................           $24.55             $15.45              $10.85
                                                                       ======             ======              ======
TOTAL RETURN+...............................................            58.96%(1)          42.27%               0.09%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................             2.21%(2)(3)        2.30%(3)            2.32%(2)
Net investment loss.........................................            (2.08)%(2)(3)      (2.15)%(3)          (2.22)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................           $6,675               $712                 $83
Portfolio turnover rate.....................................               17%(1)             52%                 49%

---------------------
 *  The date shares were first issued.
 + The per share amounts were computed using an average number of shares outstanding during the period.
 ++ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MID-CAP EQUITY TRUST

                                                                                                           FOR THE PERIOD
                                                              FOR THE SIX            FOR THE YEAR          JULY 28, 1997*
                                                              MONTHS ENDED               ENDED                 THROUGH
                                                              MAY 31, 1999         NOVEMBER 30, 1998      NOVEMBER 30, 1997
---------------------------------------------------------------------------------------------------------------------------
                                                              (unaudited)
CLASS D SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................     $15.66                  $10.89                 $10.85
                                                                 ------                  ------                 ------

Income (loss) from investment operations:
 Net investment loss........................................      (0.12)                  (0.15)                 (0.05)
 Net realized and unrealized gain...........................       9.46                    4.92                   0.09
                                                                 ------                  ------                 ------

Total income from investment operations.....................       9.34                    4.77                   0.04
                                                                 ------                  ------                 ------

Net asset value, end of period..............................     $25.00                  $15.66                 $10.89
                                                                 ======                  ======                 ======

TOTAL RETURN+...............................................      59.71%(1)               43.80%                  0.37%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       1.21%(2)(3)             1.30%(3)               1.30%(2)

Net investment loss.........................................      (1.08)%(2)(3)           (1.15)%(3)             (1.19)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................        $28                     $15                    $10

Portfolio turnover rate.....................................         17%(1)                  52%                    49%

---------------------
 *   The date shares were first issued.
 + The per share amounts were computed using an average number of shares outstanding during the period.
++ Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

SUB-ADVISOR
----------------------------------
TCW Funds Management, Inc.
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017

The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.

The report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

MORGAN STANLEY
DEAN WITTER
MID-CAP
EQUITY TRUST

Semiannual Report
May 31, 1999